EXHIBIT 10.4(a)

STOCK PLEDGE AGREEMENT
dated as of December 31, 2001

by

RICHARD V. VESTA

in favor of

SMITHFIELD FOODS, INC.

TABLE OF CONTENTS*

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (as amended, supplemented or modified from time to time, this “Pledge Agreement”) is dated as of December 31, 2001 and is by Richard V. Vesta (the “Borrower”) in favor of SMITHFIELD FOODS, INC., a Virginia corporation (the “Lender”).

RECITALS

The Lender has made a loan to the Borrower in the principal amount of $564,000, which is evidenced by a promissory note dated the date hereof made by the Borrower and payable to the Lender (including all modifications, amendments, substitutions, renewals or extensions hereof and allonges hereto, the “Note”). As a condition to making the loan evidenced by the Note, the Lender has required thast the Borrower enter into this Pledge Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01    Definitions.  Terms defined in the Note and not otherwise defined herein shall have, as used herein, the respective meanings provided for therein.

Section 1.02    UCC Terms.  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Virginia Uniform Commercial Code (the “UCC”) shall have the meanings therein stated.

ARTICLE II
THE SECURITY INTERESTS

Section 2.01    The Security Interests.  The Borrower hereby pledges to the Lender, and grants to the Lender a security interest in, the following (the “Pledged Collateral”):

(i)  the shares of stock described on Schedule I hereto (the “Pledged Shares”), and all dividends, distributions, cash, instruments and other property and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Shares;

(ii)  to the extent not otherwise excluded in the foregoing, all cash and non-cash proceeds thereof.

Section 2.02    Security for Obligations.  This Pledge Agreement secures the: (i) the payment of all amounts now or hereafter payable by the Borrower to the Lender on the Note and (ii) the payment and performance of all obligations or liabilities now or hereafter payable by the Borrower or required to be performed by the Borrower pursuant to this Pledge Agreement

(the “Obligations”). The security interests granted by this Pledge Agreement are granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Pledged Collateral or any transaction in connection therewith.

Section 2.03    Delivery of Pledged Collateral.  All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Lender. The Lender shall have the right, after the occurrence of and during the continuance of an Event of Default, in its discretion and without notice to the Borrower except to the extent otherwise provided herein or in accordance with applicable law, to cause any or all of the Pledged Shares or other Pledged Collateral to be transferred of record into the name of the Lender or its nominee.

Section 2.04    Termination of Security Interests; Release of Pledged Collateral.  Upon the full, final and irrevocable payment and performance of all the Obligations, the security interests in the Pledged Collateral shall terminate and all rights to the Pledged Collateral shall revert to the Borrower. In addition, at any time and from time to time prior to such termination of the security interests, the Lender may release any of the Pledged Collateral. Upon any such termination of the security interests or any release of the Pledged Collateral, the Lender will, at the Borrower’s expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the security interests or the release of the Pledged Collateral. Any such documents shall be without recourse to or warranty by the Lender.

Section 2.05    Security Interests Absolute.  All rights of the Lender and security interests hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i)  any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation, the Note or any other document evidencing or securing such Obligation, by operation of law or otherwise;

(ii)  any modification or amendment or supplement to the Note or any other document evidencing or securing any Obligation;

(iii)  any release, non-perfection or invalidity of any direct or indirect security for any Obligation;

(iv)  any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting disallowance, release or discharge of all or any portion of the Obligations;

(v)  the existence of any claim, set-off or other right which the Borrower may have at any time against the Borrower, the Lender or any other corporation or person, whether in connection herewith or any unrelated transactions; provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi)  any invalidity or unenforceability relating to or against the Borrower for any reason of any Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the Obligations;

(vii)  any failure by the Lender (a) to file or enforce a claim against the Borrower or its estate (in a bankruptcy or other proceeding), (b) to give notice of the existence, creation or incurring by the Borrower of any new or additional indebtedness or obligation under or with respect to the Obligations, (c) to commence any action against the Borrower, (d) to disclose to the Borrower any facts which the Lender may now or hereafter know with regard to the Borrower or (e) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Obligations; or

(viii)  any other act or omission to act or delay of any kind by the Borrower or the Lender or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

ARTICLE III
Representations and warranties

The Borrower represents and warrants as follows:

Section 3.01    Contravention.  The execution, delivery and performance by the Borrower of the Note and this Pledge Agreement require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute (with or without the giving of notice or lapse of time or both) a default under, any provision of applicable law or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Borrower or result in the creation or imposition of any lien, security interest, pledge or encumbrance (a “Lien”), other than the Lien of this Pledge Agreement, upon any of his assets.

Section 3.02    Binding Effect.  The Note and this Pledge Agreement constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3.03    Title to Pledged Shares.  The Borrower owns all of the Pledged Shares free and clear of any Liens other than the security interests granted hereby.

Section 3.04    Pledged Shares.  All Pledged Shares have been duly authorized and validly issued, and are fully paid and non-assessable, and are subject to no options to purchase or similar rights of any individual, corporation, partnership or other entity (a “Person”). The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Shares with respect thereto.

Section 3.05    Validity, Perfection and Priority of Security Interests.  Upon delivery of all certificates or instruments representing or evidencing the Pledged Collateral to the Lender, the Lender will have a valid and perfected security interest in the Pledged Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body agency or official is required in connection with the execution or delivery of this Pledge Agreement, or necessary for the validity or enforceability hereof or for the perfection of the security interests of the Lender granted hereby. The Borrower has not performed any acts which might prevent the Lender from enforcing any of the terms and conditions of this Pledge Agreement or which would limit the Lender in any such enforcement.

ARTICLE IV
COVENANTS

The Borrower agrees that so long as any Obligation remains unpaid:

Section 4.01    Filing; Further Assurances.  The Borrower will, at his expense and in such manner and form as the Lender may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Lender may reasonably request, in order to create, preserve, perfect or validate the security interests granted hereby or to enable the Lender to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. To the extent permitted by applicable law, the Borrower hereby authorizes the Lender to execute and file, in the name of the Borrower or otherwise, Uniform Commercial Code financing statements which the Lender in its sole discretion may deem necessary or appropriate to further perfect the security interests in the Pledged Collateral.

Section 4.02    Sale of Pledged Collateral; Liens.  The Borrower will not sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or suffer to exist any Lien (other than security interests in favor of the Lender) on any Pledged Collateral; provided, however, that the Borrower may sell or transfer Pledged Shares if (i) no Event of Default has occurred and is continuing and no circumstances exist which, with the giving of notice, the lapse of time or both would constitute an Event of Default and (ii) (A) the Borrower pays to the Lender all sums due under the Note upon the sale or transfer of such Pledged Shares or (B) for estate planning purposes, the Pledged Shares are transferred, subject to the Lien of this Pledge Agreement, to an inter vivos trust in which the Borrower is the sole beneficiary. The Borrower agrees that he will cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Borrower and the Borrower will pledge hereunder, immediately upon his acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

ARTICLE V
DISTRIBUTIONS ON COLLATERAL; VOTING

Section 5.01    Right to Receive Distributions on Pledged Collateral; Voting.  (a) So long as no Event of Default shall have occurred and be continuing: The Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

(i)  The Borrower shall be entitled to receive and retain any and all dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral, provided, however, that any and all

(A)  dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

(B)  dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(C)  cash paid, payable or otherwise distributed in respect of principal of, in redemption of, or in exchange for, any Pledged Collateral,

shall be, and shall be forthwith delivered to the Lender to hold as, Pledged Collateral and shall, if received by the Borrower, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Borrower and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

(ii)  The Lender shall execute and deliver (or cause to be executed and delivered) to the Borrower all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the voting and other rights which he is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which he is authorized to receive and retain pursuant to paragraph (ii) above.

(b)  Upon the occurrence and during the continuance of an Event of Default:

(iii)  All rights of the Borrower to receive the dividends and interest payments which he would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments.

(iv)  All dividends and interest payments which are received by the Borrower contrary to the provisions of paragraph (i) of this Section 5.01(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

(c) Upon the occurrence and during the continuance of an Event of Default and upon notice by the Lender to the Borrower, all rights of the Borrower to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to Section 5.1(a)(i) shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to exercise such voting and other consensual rights.

ARTICLE VI
GENERAL AUTHORITY; REMEDIES

Section 6.01    General Authority.  The Borrower hereby irrevocably appoints the Lender and any officer or agent thereof, with full power of substitution, as his true and lawful attorney-in-fact, in the name of the Borrower or its own name, for the sole use and benefit of the Lender, but at the Borrower’s expense, at any time and from time to time after the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Pledge Agreement and, without limiting the foregoing, the Borrower hereby gives the Lender the power and right on its behalf, without notice to or further assent by the Borrower (except to the extent required by the UCC) to do the following:

(i)  to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Borrower as, or in connection with, the Pledged Collateral;

(ii)  to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or in connection with the Pledged Collateral;

(iii)  to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Pledged Collateral;

(iv)  to sell, transfer, assign or otherwise deal in or with the Pledged Collateral or any part thereof, as fully and effectually as if the Lender were the absolute owner thereof; and

(v)  to do, at its option, but at the expense of the Borrower, at any time or from time to time, all acts and things which the Lender deems necessary to protect or preserve the Pledged Collateral and to realize upon the Pledged Collateral.

Section 6.02    UCC Rights.  If an Event of Default shall have occurred and be continuing, the Lender may in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other agreement securing, evidencing or relating to the Obligations, exercise (i) all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and (ii) all other rights available to the Lender at law or equity.

Section 6.03    Application of Proceeds; Sale of Pledged Collateral.

(a)  The Borrower expressly agrees that if an Event of Default shall occur and be continuing, the Lender, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to or upon the Borrower or any other Person (all of which demands and/or notices are hereby waived by the Borrower), may forthwith (i) apply the cash, if any, then held by it as Collateral as specified in Section 6.08 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay the Obligations in full, to collect, receive, appropriate and realize upon the Pledged Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Pledged Collateral (or contract to do so) or any part thereof in one or more parcels (which need not be in round lots) at public or private sale, at any office of the Lender or elsewhere in such manner as is commercially reasonable and, as the Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale, and, if the Pledged Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, and thereafter to hold the same, absolutely and free from any right or claim of any kind.

(b)  Unless the Pledged Collateral threatens to decline speedily in value, the Lender shall give the Borrower ten days’ written notice of its intention to make any such public or private sale or sale at a broker’s board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or the portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in the case of such failure, such Pledged Collateral may again be sold upon like notice.

Section 6.04    Rights of Purchasers.  Upon any sale of the Pledged Collateral (whether public or private) in accordance with this Pledge Agreement, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser (including the Lender) at any such sale shall hold the Pledged Collateral so sold absolutely, free from any claim or right of whatever kind, including any equity or right of redemption of the Borrower who, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, any right to redeem the Pledged Collateral under Section 9-623 of the UCC, stay or approval which he has or may have under any law now existing or hereafter adopted.

Section 6.05    Securities Act, etc.

(a)  In view of the position of the Borrower in relation to the Pledged Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. The Borrower understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Lender if the Lender were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Lender in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Lender may be held to have certain general duties and obligations to the Borrower to make some effort toward obtaining a fair price even though the obligations of the Borrower may be discharged or reduced by the proceeds of a sale at a lesser price. The Borrower clearly understands that the Lender is not to have any such general duty or obligation to the Borrower, and the Borrower will not attempt to hold the Lender responsible for selling all or any part of the Pledged Collateral at any inadequate price even if the Lender shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Lender were to place all or any part of the Pledged Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Collateral for its own account, or if the Lender placed all or any part of the Pledged Collateral privately with a purchaser or purchasers.

Accordingly, the Borrower expressly agrees that the Lender is authorized, in connection with any sale of the Pledged Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Collateral, (ii) to cause to be placed on certificates for any or all of the Pledged Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Federal Securities Laws and may not be disposed of in violation of the provision of said Federal Securities Laws and (iii) to impose such other limitations or conditions in connection with any such sale as the Lender deems necessary or advisable in order to comply with said Federal Securities Laws or any other law. The Borrower covenants and agrees that he will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order to comply with said Federal Securities Laws or any other law in connection with any such sale of the Pledged Collateral. The Borrower acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall not be deemed to have been made in a commercially unreasonable manner solely because of such limitations, it being the agreement of the Borrower and the Lender that the provisions of this Section 6.5 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Lender sells the Pledged Collateral. The Lender shall be under no obligation to delay a sale of any Pledged Collateral for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to do so.

(b)  If the Lender shall determine to exercise its right to sell all or any of the Pledged Collateral and if in the opinion of counsel for the Lender it is necessary, or if in the opinion of the Lender it is advisable, to have the securities included in the Pledged Collateral or the portion thereof to be sold registered under the provisions of the Federal Securities Laws, the Borrower agrees, at his own expense, to cooperate with the Lender, including executing all such instruments and documents as may be necessary or, in the opinion of the Lender, advisable, in registering such securities under, and otherwise complying with, the provisions of the Federal Securities Laws.

Section 6.06    Other Rights of the Lender

(a)  The Lender (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Pledge Agreement and (ii) proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Pledged Collateral and to sell all, or from time to time, any of the Pledged Collateral under such judgment or decree of a court of competent jurisdiction.

(b)  The Lender shall, to the extent permitted by applicable law, without notice to the Borrower (except as otherwise provided in this Pledge Agreement) or any party claiming through him, following the occurrence and during the continuance of an Event of Default, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Obligations, without regard to the then value of the Pledged Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Lender) of the Pledged Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Pledged Collateral be segregated, sequestered and impounded for the benefit of the Lender, and the Borrower irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

(c)  In no event shall the Lender have any duty to exercise any rights or take any steps to preserve the rights of the Borrower in the Pledged Collateral, nor shall the Lender be liable to the Borrower or any other Person for any loss caused by the Lender’s failure to meet any obligation imposed by Section 9-207 of the UCC or any successor provision. Without limiting the foregoing, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any duty or responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

Section 6.07    Waiver and Estoppel.

(a)  The Borrower agrees, to the extent he may lawfully do so, that he will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting him to direct the order in which the Pledged Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Pledge Agreement, and hereby waives all benefit or advantage of all such laws. The Borrower covenants that he will not hinder, delay or impede the execution of any power granted to the Lender in the Note or this Pledge Agreement.

(b)  The Borrower, to the extent he may lawfully do so, on behalf of himself and all who claim through or under him, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Pledged Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Pledge Agreement, and consents and agrees that all of the Pledged Collateral may at any such sale be offered and sold as an entirety.

(c)  The Borrower waives, to the extent permitted by law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder) in connection with this Pledge Agreement and any action taken by the Lender with respect to the Pledged Collateral.

Section 6.08    Application of Moneys.  The proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Lender in the following order of priority (the Borrower remaining liable for any deficiency remaining unpaid after such application):

first, to payment of the out-of-pocket expenses of such sale or other realization, including reasonable compensation to the Lender and its agents and counsel, and all out-of-pocket expenses, liabilities and advances actually incurred or made by the Lender, its agents and counsel in connection therewith or in connection with the care, safekeeping or otherwise of any or all of the Pledged Collateral, and any other unreimbursed expenses for which the Lender is to be reimbursed pursuant to Section 7.03;

second, to payment of the Obligations; and

finally, any surplus then remaining shall be paid to the Borrower, or his successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

ARTICLE VII
MISCELLANEOUS

Section 7.01    Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature page hereof or to such other address as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective (i) two days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means, when delivered at the address specified in this Section. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given shall not affect the validity of notice given in accordance with this Section.

Section 7.02    Waivers, Non-Exclusive Remedies.  No failure on the part of the Lender to exercise, and no delay in exercising, no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right under this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights of the Lender under this Pledge Agreement are cumulative and are not exclusive of any other remedies provided by law.

Section 7.03    Expenses; Documentary Taxes.  The Borrower shall forthwith on demand pay all out-of-pocket expenses incurred by the Lender, including reasonable fees and disbursements of its counsel and agents, in connection with the preparation and administration of this Pledge Agreement or the administration, sale or other disposition of the Pledged Collateral or the preservation, protection or defense of the rights of the Lender in and to the Pledged Collateral. The Borrower shall forthwith pay on demand the amount of any taxes which the Lender may have been required to pay be reason of the security interests granted in the Pledged Collateral (including any applicable transfer taxes) or to free any of the Pledged Collateral from the lien thereof.

Section 7.04    Successors and Assigns.  This Pledge Agreement is for the benefit of the Lender and its successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Pledge Agreement shall be binding upon the Borrower and his successors and assigns.

Section 7.05    Amendments and Waivers.  Any provision of this Pledge Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Lender.

Section 7.06    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)  This Pledge Agreement has been delivered in Virginia and shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than Virginia are governed by the laws of such jurisdiction.

(b)  The parties hereby irrevocably submit to the nonexclusive jurisdiction of the Circuit Court of Isle of Wight County, Virginia with respect to the collection or enforcement of this Stock Pledge Agreement or the Note or any dispute arising out of or relating to this Stock Pledge Agreement or the Note or any of the transactions contemplated hereby or thereby. Each of the parties hereby irrevocably agrees that all claims in respect of the foregoing may be heard and determined in such court (and the courts hearing appeals from such court). The parites hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum in connection therewith.

(c)  THE PARTIES HERETO WAIVE THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THE COLLECTION OR ENFORCEMENT OF THIS STOCK PLEDGE AGREEMENT OR THE NOTE OR ANY DISPUTE UNDER THIS STOCK PLEDGE AGREEMENT OR THE NOTE.

Section 7.07    Limitation by Law; Severability.

(a) All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Pledge Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 7.08    Counterparts; Effectiveness.  This Pledge Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Pledge Agreement shall become effective when the Lender shall have received counterparts hereof signed by itself and the Borrower.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.

By:	/s/ RICHARD V. VESTA
Name: Richard V. Vesta

Address:

3017 Autumn Leaves Circle

Green Bay, WI 54313-9326

By:	/s/ DANIEL G. STEVENS

Name:	Daniel G. Stevens

Title:	VP + CFO

Address:
200 Commerce Street
Smithfield, Virginia 23430
Attention:	Dan Stevens

Schedule I

List of Pledged Shares

Stock Issuer	Class of Stock	Stock Certificate Nos.	Par Value	Number of Shares
SFD	Common	S-1874	$0.50	656,882